RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The Stock Fund invests in shares of the Company’s common stock based on participant’s investment choices. The Stock Fund is designed as a means for employees to participate in the potential long-term growth of the Company. Investments in the Stock Fund qualify as party-in-interest transactions.
Fidelity was a party-in-interest, as defined by ERISA, as the Plan’s trustee.
In the opinion of the Investment Committee, fees paid during the years for services rendered by parties-in-interest were based on customary and reasonable rates for such services.
Participants who are active employees may borrow from their accounts and such loans qualify as exempt party-in-interest transactions under ERISA. These loans are recorded as notes receivable from participants in the statements of net assets available for benefits.